Exhibit 10.12

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

SUPPLY AGREEMENT

by and between

SCHOTT Glas Export GmbH, having its registered office at Rheinallee 145, 55120 Mainz, Germany

– hereinafter referred to as SGE –

and

Solyndra, Inc., having its registered office at 47700 Kato Road, Fremont, CA 94538, USA

– hereinafter referred to as SOLYNDRA –

– SGE and SOLYNDRA hereinafter referred to as “Parties”, or individually as the “Party” –

WHEREAS, SGE, a company duly organized under the laws of the Federal Republic of Germany, is engaged in the delivery of special glass, specialty materials, components and systems, among others glass tubing; and

WHEREAS, SOLYNDRA, a company duly organized under the laws of California, is engaged in the manufacture of thin film photovoltaic panels for commercial applications and is interested in SGE’s glass tubing; and

WHEREAS, on January 1, 2008 SGE and SOLYNDRA entered into a supply agreement regarding SGE’s glass tubing for a period until December 31, 2010 (hereinafter “Supply Agreement 2008”); and

WHEREAS, SOLYNDRA has requirements for quantities of glass tubing in excess of the maximum production capacities of [***] covered by the Supply Agreement 2008 and SGE and SOLYNDRA desire to enter into an agreement to establish the terms and conditions applicable to the purchase and delivery of SGE’s soda lime glass tubing in excess of the quantities covered by the Supply Agreement 2008;

NOW, therefore, the Parties agree as follows:

Article 1 – Scope of Agreement

(1)	Subject to the terms and conditions of this supply agreement including its Exhibits (hereinafter “Agreement”), SGE hereby agrees to provide SOLYNDRA with products as set forth in Exhibit 1 (hereinafter “PRODUCTS”) and SOLYNDRA hereby agrees to purchase such PRODUCTS from SGE.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

(2)	It is expressly understood that SGE is entitled to manufacture and/or deliver the PRODUCTS either directly or through one of their affiliated companies. For purposes of this Agreement, affiliated companies of SGE shall include all entities directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with SGE or of SCHOTT AG, Hattenbergstrasse 10, 55122 Mainz, Germany (hereinafter collectively referred to as “Affiliated Companies”).

(3)	All purchases of PRODUCTS by SOLYNDRA from SGE in excess of the quantities covered by the Supply Agreement 2008 shall be exclusively subject to the provisions of this Agreement, unless this Agreement explicitly provides otherwise or another succeeding agreement between the Parties provides for such. As both Parties use standard terms and conditions that may not be consistent with those of the other Party, the Parties explicitly agree that the provisions of such standard terms and conditions shall not become binding for them, even if they are printed on or attached to orders, confirmations of orders, shipping documents, invoices, or other business documents. Neither shall they be deemed to be binding for the Parties through silence, performance, or acceptance of delivery of the Parties.

Article 2 – Advance Payment

(1)	SOLYNDRA recognizes that SGE must expand its production capacities in order to meet the anticipated requirements of PRODUCTS which SOLYNDRA has in excess of the quantities covered by the Supply Agreement 2008. In order for SOLYNDRA to share the risk in such production capacity increase, SOLYNDRA shall provide SGE with financial assistance in accordance with the following terms and conditions.

For the avoidance of doubt, SGE shall have sole title to the expanded production capacities (hereinafter the “New Tank”) and SOLYNDRA has no ownership or other possessory rights thereto.

(2)	SOLYNDRA shall pay to SGE the amount of [***] (hereinafter the “Advance Payment”). The Advance Payment shall be paid in two installments of [***] which SGE shall receive at the latest in [***] and [***] on the following bank account:

Beneficiary:	SCHOTT Glas Export GmbH
Bank:	Commerzbank AG, Mainz - Germany
Account-No.	[***]
BLZ/Sort Code:	550 400 22
IBAN	DE 50 550 400 22 0 200 4471 00
SWIFT	COBA DE FF 550

If the Advance Payment to be made to SGE is subject to any taxes or other public dues in the United States of America, said taxes and public dues shall be borne by SOLYNDRA; if the Advance Payment is subject to any taxes or other public dues in Germany, said taxes and public dues shall be borne by SGE.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

(3)	The Advance Payment is interest-free and shall be repaid by SGE to SOLYNDRA by paying an amount of [***] purchased and taken by SOLYNDRA from SGE during the period from [***] to [***] under this Agreement.

Such payment shall be made annually at the beginning of October of each year for the sum of PRODUCTS purchased and taken by SOLYNDRA from SGE during the previous twelve months (e.g. at the beginning of [***] of PRODUCTS purchased and taken from [***] to [***]).

This repayment of the Advance Payment shall be made during the Initial Term of this Agreement until the sum of such repaid amounts plus the amounts repaid according to Article 2.4, if any, reaches the total amount of the Advance Payment received by SGE, i.e. [***].

SOLYNDRA shall not be entitled to any other repayment of the Advance Payment than by repaying an amount of [***] of PRODUCTS purchased and taken by SOLYNDRA during the Initial Term of this Agreement, unless otherwise agreed in Article 2.4, Article 8.2 and Article 8.3.

(4)	If SGE fails to deliver the minimum quarterly quantity of [***] of PRODUCTS in the period from [***] to [***] due to reasons SGE is responsible for SGE shall repay an amount of [***] of the Advance Payment in [***].

If SGE fails to deliver a Monthly Purchase Quantity set forth in Article 3.2 during the period from [***] to [***] due to reasons SGE is responsible for, SGE shall repay an amount of [***]. – of the Advance Payment per month in which SGE failed to deliver the relevant Monthly Purchase Quantity; the repayment of the relevant amount shall be made within 90 days after the month in which SGE failed to deliver the respective Monthly Purchase Quantity. For the avoidance of doubt, such early repayment of the Advance Payment shall be made during the Initial Term of this Agreement until the sum of the amounts repaid according to Article 2.3 plus the amounts repaid according to this Article 2.4, if any, reaches the total amount of the Advance Payment received by SGE, [***].

(5)	SGE’s liability to SOLYNDRA for a failure to deliver the quantities set forth in Article 3 shall be limited to the early repayment of the Advance Payment according to Article 2.4 to the extent legally permissible. SGE excludes and disclaims further liability for a failure to deliver the quantities set forth in Article 3 to the extent legally permissible; in no event shall SGE be liable to SOLYNDRA with respect to any claims for any incidental, consequential, or special loss or damages, or third party claims.

Article 3 – Quantities, Forecasts, Orders

(1)	In addition to the minimum quantity of [***] covered by the Supply Agreement 2008 for the period from [***] to [***] (hereinafter the “Initial Purchase Quantity”), SOLYNDRA shall purchase from SGE an aggregate quantity of [***] of PRODUCTS during the period from [***] to [***].

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

In addition to the maximum quantity of [***] covered by the Supply Agreement 2008 for the period from [***] to [***] (hereinafter the “Initial Capacity Quantity”), SGE shall be obliged to reserve production capacities for an aggregate maximum quantity of [***] during the period from [***] to [***].

For the avoidance of doubt, SGE is not obliged to manufacture the PRODUCTS exclusively in the New Tank, but shall be free to manufacture them in other tanks as well. In the event SGE manufactures the PRODUCTS in another tank than the New Tank, SGE shall notify SOLYNDRA thereof accordingly.

(2)	The quantities of PRODUCTS which SOLYNDRA is obliged to purchase from SGE according to Article 3.1 shall be spread as follows, unless otherwise agreed in this Agreement:

•	Quarterly quantity from [***] to [***]

•	Quantity per calendar month, from [***] to [***] (hereinafter the “Monthly Purchase Quantity”)

For the avoidance of doubt, the Initial Purchase Quantity is not included in the aforementioned quarterly quantity and the Monthly Purchase Quantities.

SOLYNDRA is entitled to decrease any Monthly Purchase Quantity by up to [***] (hereinafter “Monthly Reduction Amount”), provided, however, that

(i) the aggregate of any Monthly Reduction Amounts during a given Contract Year (i.e. from October to September) shall be limited to [***] of the aggregated Monthly Purchase Quantities in that Contract Year and

(ii) the aggregate of any Monthly Reduction Amounts of a Contract Year shall be purchased at the latest in the [***] the following Contract Year in addition to the Monthly Purchase Quantities of such quarter.

Unless otherwise confirmed by SGE in writing, SGE shall not be obliged to deliver more than the Monthly Purchase Quantity per calendar month, provided however, that SGE shall be obliged to deliver the aggregate of the Monthly Reduction Amounts of a given Contract Year at the latest in the [***] of the following Contract Year in addition to the Monthly Purchase Quantities of such quarter.

(3)	In [***], SOLYNDRA is entitled to request in writing an extension of this Agreement for a further period of [***] years after the Initial Term, i.e. an extension from [***] until [***] (hereinafter “Extension Term”), subject to the following provisions of this Article 3.3.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

The Parties agree that the terms and conditions of this Agreement shall apply mutatis mutandis for the Extension Term except for the Advance Payment set forth in Article 2 which SOLYNDRA does not have to provide for the Extension Term, provided, however, that SGE is entitled to notify SOLYNDRA quantities deviating from those of the period from [***] to [***] (i.e. the quantities set forth in Article 3.1 and 3.2) within one (1) month after having received SOLYNDRA’s request for the Extension Term.

If SGE notifies quantities in deviation from those of the period from [***] to [***], SOLYNDRA is entitled to cancel its request for the extension of this Agreement by giving a cancellation notice to SGE within 4 (four) weeks after having received SGE’s notification.

(4)

By June 30th , September 30th, December 31st, March 31st of each calendar year, SOLYNDRA shall provide SGE with a written non-binding forecast of the anticipated volume of PRODUCTS required by SOLYNDRA for the relevant twelve months period starting three months after the date of giving the forecast (e.g. at the end of June 2009, a forecast to be given for the period October 2009 – Sept. 2010) in a format attached hereto as Exhibit 2.

For the avoidance of doubt, the non-binding character of such forecasts does not affect the obligation to purchase the first quarterly quantity (i.e. [***]) and the Monthly Purchase Quantities according to Article 3.2.

If SOLYNDRA’s non-binding forecast given by June 30th exceeds the Monthly Purchase Quantities according to Article 3.2 for the relevant twelve (12) months period, SGE shall indicate within two (2) weeks after having received the respective forecast if SGE might have enough production capacities to deliver such quantities. For the avoidance of doubt, such indication is non-binding and does not oblige SGE to deliver the quantities in excess of the Monthly Purchase Quantities set forth in Article 3.2 if not confirmed in an order acknowledgment by SGE according to Article 3.5.

(5)	On the first day of each calendar quarter (i.e., January 1, April 1, July 1, October 1), SOLYNDRA shall place binding monthly purchase orders for PRODUCTS with regard to that calendar quarter to SGE (e.g. on October 1, 2009, a binding purchase order to be placed for each month in the period from October 2009 to December 2009, i.e. a October amount, a November amount, and a December amount (each of the individual monthly purchase orders being a “Monthly Amount”) ).

The binding monthly purchase orders shall contain the applicable price for the PRODUCTS, the requested delivery dates ([***]) and the quantity of each dimension of the PRODUCTS per Monthly Amount.

The ordering and the deliveries of the quantities of a Monthly Amount shall be spread evenly over the weeks of the given calendar month.

SOLYNDRA is entitled to purchase up to [***] of each dimension of the PRODUCTS per Monthly Amount.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

SGE shall accept and acknowledge or reject in writing all purchase orders submitted by SOLYNDRA within five (5) working days after receipt thereof. “Working day” shall mean a regular weekday on which SGE is open for business. The purchase order and the acceptance hereinafter referred to as “Single Purchase Contract”.

For the avoidance of doubt, Article 4.1 b) shall remain unaffected.

(6)	In the event that SGE will be able to manufacture the PRODUCTS with [***] at a mutually agreeable price and the Parties therefore modify Exhibits 1, 3 and 4 accordingly, SOLYNDRA herewith acknowledges that SOLYNDRA will be entitled to purchase up to [***] of each dimension of the [***] per Monthly Amount notwithstanding Article 3.5 subparagraph 4. SGE, however, will be entitled to deliver [***] instead of [***] upon prior written notice to SOLYNDRA.

(7)	SGE will endeavor to meet the delivery dates set forth in the Single Purchase Contracts. However, due to the hazards and particular risks of the glass manufacturing, deliveries shall be deemed to be delivered on the agreed date when they are delivered at the agreed date -5 days / +3 days.

(8)	If and to the extent SOLYNDRA fails to purchase and take part or all of the first quarterly quantity and/or a Monthly Purchase Quantity as set forth in Article 3.2 respectively Article 3.3, SOLYNDRA shall be obliged to pay the purchase price for the failed quantities plus any additional costs, expenses and damages SGE incurs due to the non-fulfillment of the obligation to purchase and take the respective quantity.

In such case the risk of loss and damage to any PRODUCTS, which had been already manufactured but not purchased and taken by SOLYNDRA, passes to SOLYNDRA in the moment such PRODUCTS have been made available to SOLYNDRA at SGE’s premises (respectively at any storage place chosen by SGE at its discretion) and SOLYNDRA has been notified by SGE thereof.

The Parties agree that the failed quantities which SOLYNDRA paid for according to this Article 3.8 subparagraph 1 shall be deemed to be purchased and taken by SOLYNDRA for the purpose of the repayment of the Advance Payment according to Article 2.3.

Article 4 – Prices, Payment and Delivery Terms

(1) a)	Prices for the PRODUCTS shall be as set forth in Exhibit 3 ( the “Price”).

b)	The Price of the PRODUCTS shall be adjusted on [***] in order to reflect [***].

The adjustment in Price shall be made according to the index as set forth in Exhibit 4 of this Agreement; the Price adjustment, however, shall be limited to [***]. Therefore, on the last working day of a [***] SGE shall calculate the average of the applicable costs of such [***] and adjust the Price accordingly if the index gained or lost.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

Example: If – on the basis of the average of the applicable costs - the index set forth in Exhibit 5a gained [***] in a given [***], SGE is entitled to increase the Price by [***] (i.e. [***] of the change in [***] according to the index) for the following quarter.

SGE shall notify SOLYNDRA in writing on the last working day of a [***], if the Price of the following quarter will be adjusted. The Price adjustment shall be applicable to all Single Purchase Contracts relating to the respective [***].

At the end of each [***], SGE shall provide SOLYNDRA with a written statement of SGE’ auditors if all Price adjustments made by SGE during such [***] complied with the terms of this Agreement. If the finding of the auditors shows that a Price adjustment notified by SGE did not comply with the terms of this Agreement, the respective Price adjustment shall be corrected retroactively and SGE shall issue a credit or debit note accordingly.

For the avoidance of doubt, SGE shall provide the auditors with appropriate proof with regard to any increases or decreases to the extent that the auditors can check whether the Price adjustment was made according to terms of this Agreement. The detailed cost break-down, however, shall remain confidential and will not disclosed neither by the auditors nor SGE to SOLYNDRA.

c)	SGE and SOLYNDRA will use reasonable endeavors to continually review and optimize their processes with regard to potential decreases in costs applicable to the manufacture and delivery of the PRODUCTS and meet at least once a year for discussing potential common cost reduction programs, if any.

(2)	Payment shall be made in EURO within [***] days net after date of invoice to be issued by SGE. Payment shall be made to the bank account of SGE as it is shown in the respective order confirmation.

(3)	Delivery term for all deliveries by SGE to SOLYNDRA is [***] shall have the meaning given to it in the Incoterms 2000 issued by the International Chamber of Commerce.

Article 5 – Quality, Inspection, Warranties

(1)	SGE warrants [***].

EXCEPT FOR THE WARRANTY PROVIDED ABOVE, SGE EXCLUDES AND DISCLAIMS ANY AND ALL OTHER WARRANTIES WITH REGARD TO THE PRODUCTS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ABSENCE OF ANY THIRD PARTY’S INTELLECTUAL AND/OR INDUSTRIAL PROPERTY RIGHTS, INCLUDING BUT NOT LIMITED TO NON-INFRINGEMENT.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

Furthermore, it is expressly understood that [***] are beyond SGE’s control and therefore SOLYNDRA’s exclusive responsibility. SGE’s warranty does not extend to PRODUCTS that: [***]; (b) have been subject to misuse, neglect, accident or abuse after delivery to SOLYNDRA; (c) have been improperly installed, processed, stored or maintained after delivery to SOLYNDRA.

SOLYNDRA warrants that the PRODUCTS are fit for the purpose intended and fit to be used in SOLYNDRA’s end products.

(2)	SOLYNDRA shall examine and inspect PRODUCTS upon receipt and shall notify SGE in writing of any deviation from the Specifications (the “Defects”). SOLYNDRA shall notify SGE of visible Defects no later than [***] after receipt of the PRODUCTS, in case of hidden Defects immediately after they have become detectable, otherwise the PRODUCTS shall de deemed to be delivered as ordered and thus accepted by SOLYNDRA.

(3)	In the event that any PRODUCTS are not in conformity with the Specifications or breach the warranty given by SGE in Article 5.1 above (“defective PRODUCTS”), SGE’s liability and SOLYNDRA’s remedies, shall be determined by agreement of the relevant Parties, but in any event [***]. Any remedy is subject to SOLYNDRA giving SGE, whichever is the relevant selling Party to a Purchase Contract, notice as provided for in Article 5.2.

Any physical return of defective PRODUCTS from SOLYNDRA to SGE shall require SGE’s prior written approval. Claims on the part of SOLYNDRA for expenses necessary to enable SGE, in performing its warranty obligations under this Agreement, to replace or repair any defective PRODUCTS, particularly transport, infrastructure, labour costs and the costs of materials, are excluded to the extent that such expenses are higher because the PRODUCTS delivered by SGE were subsequently taken to or required to be delivered to a location other than SOLYNDRA’s Fremont business premises.

(4)	SGE shall not be responsible for [***]. In the event of a complaint by a SOLYNDRA customer arising out of PRODUCTS Defects that results in legal proceedings, SGE shall have [***]. For the avoidance of doubt, any warranties made by SGE in this Agreement are made [***].

(5)	THE WARRANTIES CONTAINED IN THIS ARTICLE 5 ARE THE ONLY WARRANTIES MADE BY SGE IN RESPECT OF THE PRODUCTS AND THE OBLIGATIONS AND LIABILITIES STATED THEREIN ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SGE FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THE SALE, USE OR PERFORMANCE OF THE PRODUCTS. IN NO EVENT SHALL SGE BE LIABLE TO SOLYNDRA – WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR ANY OTHER THEORY OF LAW OR EQUITY – FOR INCIDENTAL DAMAGES OR LOSS OF PROFITS OR OTHER CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, COMPENSATION FOR EXPENSES OF FURTHER PROCESSING OF DEFECTIVE PRODUCTS OR THEIR COMBINATION WITH OTHER PRODUCTS.

(6)	All warranty claims by SOLYNDRA regarding Defects in the PRODUCTS shall be barred by statute of limitations [***] after the passing of risk of loss to SOLYNDRA with respect to such PRODUCTS.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

(7)	With regard to any other claims on the part of SOLYNDRA for [***] or the [***] or otherwise [***] shall apply.

(8)	Furthermore, the Parties agree that the terms and conditions regarding quality performance set forth in Exhibit 5 shall apply.

Article 6 – Liability, Third Party Claims

(1)	SGE’s ENTIRE AND AGGREGATE LIABILITY TO SOLYNDRA FOR ALL CLAIMS, WHETHER FOR BREACH OF CONTRACT, WARRANTY, TORT, PRODUCT LIABILITY, OR OTHERWISE, ARISING FROM SGE’s PERFORMANCE UNDER THIS AGREEMENT OR ANY PURCHASE CONTRACT ISSUED HEREUNDER SHALL BE LIMITED TO [***] AND LIMITED TO THE REMEDIES SPECIFIED IN ARTICLE 5 ABOVE, UNLESS OTHERWISE PROVIDED FOR IN THIS AGREEMENT. IN NO EVENT SHALL SGE BE LIABLE TO SOLYNDRA WITH RESPECT TO ANY CLAIM FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL LOSS OR DAMAGES, OR THIRD PARTY CLAIMS OF ANY KIND, HOWSOEVER CAUSED.

(2)	SOLYNDRA shall defend, indemnify and hold harmless SGE, and their directors, officers, employees and Affiliated Companies regarding any and all liabilities, claims, demands, suits, damages and losses, including but not limited to claims of third parties for (a) bodily injury, including death, or (b) physical injury to or destruction of tangible property in connection with the PRODUCTS, except to the extent they are proven to be caused by Defects in PRODUCTS delivered by SGE present in the moment of passing of risk to SOLYNDRA. Without limiting the generality of the foregoing, SOLYNDRA shall, in particular, indemnify and hold harmless SGE regarding any and all third party claims which are based on additional warranties, commitments or assurances of SOLYNDRA or any other acts or omissions of SOLYNDRA.

Article 7 – Force Majeure

(1)

No Party shall be considered as liable for any damage, increased cost or loss to another Party that is caused by its delay or failure in the performance of obligations under this Agreement or its Exhibits hereto or any purchase orders issued hereunder, if such delay or failure is caused by an event unforeseen at the time of signing this Agreement and whose occurrence or consequences such Party can neither avoid nor overcome by reasonable means (“event of Force Majeure”), including, but not limited to hostilities (whether war be declared or not), riot, explosion, fire, flood,

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

earthquake, typhoon, other natural phenomena, labor disputes involving complete or partial stoppage of work, acts, omissions or regulations of any government or compliance with any government request, inability to obtain raw materials or spare parts, accidents to or failure of any machinery, plant or parts thereof used for the performance of obligations under this Agreement.

(2)	If performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with by an event of Force Majeure, the Party so affected, shall be excused from such performance to the extent of such prevention, unless expressly otherwise agreed in this Agreement. The Party affected by an event of Force Majeure shall inform the other Parties in writing without undue delay about the occurrence of an event of Force Majeure, and as soon as reasonably expectable thereafter provide detailed information on the events, especially the expected duration and scale of disturbance. The affected Party shall use reasonable commercial efforts to cure and correct such event of Force Majeure and resume performance hereof within the shortest period of time.

(3)	The Parties are obliged to mitigate any loss arising out or delay or failure in the performance of their contractual obligations. In the event a Party is prevented from performing its contractual obligations due to an event of Force Majeure for a period of more than three (3) months, the other Party is entitled to terminate this Agreement upon written notice. No Party shall be entitled to claim for any compensation whatsoever due to this termination.

Article 8 – Term and Termination

(1)	This Agreement shall become effective upon signature by both Parties (hereinafter “Effective Date”) and shall remain in force for a period until [***] (hereinafter “Initial Term”) respectively for the Extension Term, if any, in accordance with Article 3.3, unless otherwise terminated in writing by SGE in accordance with Article 8.2 or SOLYNDRA in accordance with Article 8.3 or in accordance with Article 9.

(2)	SGE may terminate this Agreement effective upon written notice to SOLYNDRA in the event of one or more of the following occurrences:

a)	violation of a material provision of this Agreement by SOLYNDRA, if such violation shall not have been remedied by SOLYNDRA within sixty (60) days after written notice complaining of such breach was given; or

b)	discontinuation by SOLYNDRA of its business or payment to creditors, insolvency or bankruptcy or a comparable official procedure, dissolution or liquidation, appointment of a trustee or receiver for all or any part of assets of SOLYNDRA; or

c)	material change in the legal entity or ownership of SOLYNDRA, if such change may be reasonably deemed to affect detrimentally the results, which could have rightfully expected from the performance of the Agreement by SGE.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

If SGE terminates this Agreement according to this Article 8.2 c), SGE shall be obliged to repay any amounts of the Advance Payment which at the date of termination of this Agreement had not yet been repaid to SOLYNDRA due to reasons SGE was responsible for.

(3)	SOLYNDRA may terminate this Agreement effective upon written notice to SGE in the event of one or more of the following occurrences with regard to SGE:

a)	violation of a material provision of this Agreement by SGE, if such violation shall not have been remedied by SGE within sixty (60) days after written notice complaining of such breach was given; or

b)	discontinuation by SGE of their business or payment to creditors, insolvency or bankruptcy or a comparable official procedure, dissolution or liquidation, appointment of a trustee or receiver for all or any part of assets of SGE;

c)	material change in the legal entity or ownership of SGE, if such change may be reasonably deemed to affect detrimentally the results, which could have rightfully expected from the performance of the Agreement by SGE. This shall not apply with regard to changes of ownership regarding SGE that occur within the SCHOTT group of companies.

If SOLYNDRA terminates this Agreement according to this Article 8.3 a) through c), SGE shall be obliged to repay any amounts of the Advance Payment which at the date of termination of this Agreement had not yet been repaid to SOLYNDRA due to reasons SGE was responsible for.

(4)	Notice of termination shall be in writing.

(5)	The termination of this Agreement for any reason shall not affect any rights and obligations which have accrued by the date of termination.

Article 9 – Assignment

This Agreement is personal to the Parties hereto and shall not be assignable by any Party without the prior written consent of the other, provided, however that SGE may assign this Agreement in whole or in part without such consent to any of their Affiliated Companies or a third party which acquires by purchase, operation of law or otherwise, all or part of the business or all or substantially all of the assets related to the PRODUCTS.

The Party which has to give its prior written consent to the intended assignment by the other Party according to this Article 9 shall not unreasonably withhold its consent.

In the event a Party is entitled to assign this Agreement only with the prior written consent of the other Party according to this Article 9, but the other Party withholds its consent, this Agreement shall terminate twelve (12) months after written notification by the other Party of such withholding of its consent.

Supply Agreement SOLYNDRA – SCHOTT

Article 10 – Confidentiality

(1)	The content of this Agreement hereto shall be kept in confidence by both Parties. Either Party shall keep strictly private and confidential all know-how, documents, data or other information which it receives in connection with the negotiation, execution and after the date of this Agreement by the other Party and/or its affiliated companies or it acquires possession of (hereinafter “Confidential Information”) and shall use such Confidential Information only for the purpose of fulfillment of its duties and obligations hereunder unless otherwise agreed upon in writing. Either Party shall ensure that only employees have access to Confidential Information who have a need to know it for the purpose of fulfillment of this Agreement and who have been bound in writing, to the extent legally permissible, to keep secrecy and to restricted use in accordance with this Article 10.

(2)	The receiving Party shall take reasonable steps necessary to prevent the Confidential Information disclosed to or known by any third party. The affiliated companies of the receiving Party shall not be regarded as third parties provided that they have been bound to keep secrecy and to restricted use in accordance with this Article 10.

(3)	All Confidential Information must be returned in full to the disclosing Party without undue delay after the termination of this Agreement upon written request. The Party obliged to return the same shall not withhold any duplicates or copies; electronically stored Confidential Information shall be expunged from any computer, word processor or other device into which it has been programmed.

(4)	These obligations shall not apply with regard to Confidential Information which as the receiving Party can show

a)	at the time of disclosure was part, or thereafter becomes part of the public domain through no fault of the receiving Party; or

b)	was in the possession of, or was known to the receiving Party prior to its disclosure by the disclosing Party and was obtained by or disclosed to the receiving Party without violation of an obligation of confidentiality by the disclosing third party; or

c)	subsequent to its disclosure is obtained by, or disclosed to the receiving Party by a third party having a lawful right to disclose the same.

(5)	These obligations of confidentiality shall survive the termination of this Agreement for a period of ten (10) years after the termination of this Agreement.

Article 11 – Miscellaneous

(1)	This Agreement including all Exhibits hereto constitutes the entire agreement between SGE and SOLYNDRA with respect to the subject matter hereof and it supersedes all prior agreements and understandings on this subject matter between the Parties, whether in oral or in written form. The Supply Agreement 2008, however, shall remain unaffected.

Supply Agreement SOLYNDRA – SCHOTT

(2)	Additional oral agreements do not exist. Any modifications and amendments to this Agreement including this clause must be made in a writing signed personally by authorized representatives of each of the Parties.

(3)	No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall be construed to be a present or future waiver of such provision. The express waiver by any Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(4)	In case a provision of this Agreement is or becomes invalid, illegal or unenforceable, then this shall not - unless the Parties would not have signed the Agreement without the invalid, illegal or unenforceable provision - affect the validity, legality and enforceability of the remaining provisions of this Agreement. Rather, the Parties shall endeavor to replace the invalid, illegal or unenforceable provision by a legally valid and enforceable provision coming closest to the intended economic, business and other purposes of the invalid, illegal or unenforceable provision.

(5)	In the event of any conflict or inconsistency between Article 1 – 11 of this Agreement and its Exhibits, the provisions set forth in Article 1 – 11 of this Agreement shall prevail.

(6)	This Agreement shall be governed by the substantive laws of Switzerland excluding its rules on conflicts of laws. Furthermore, the Parties hereto exclude the application hereto of the United Nations Convention on Contracts for the International Sale of Goods.

(7)	The Parties shall use reasonable efforts to settle all disputes arising out of the execution, performance or interpretation of this Agreement through friendly negotiation. In case no settlement can be reached through negotiation within sixty (60) days, the dispute shall be finally settled under the then current Rules of Arbitration of the International Chamber of Commerce in Paris by 3 (three) arbitrators appointed in accordance with the said Rules. The arbitration shall take place in Zurich, Switzerland, shall be conducted in the English language and shall be confidential. The award rendered therein shall be final and binding upon the Parties and the Parties hereto exclude any appeal against such award that might otherwise be available under Art. 190 of the Swiss Federal Statute on Private International Law.

(8)	Any notices required or allowed to be given by a Party shall be deemed given if sent by registered mail or courier to the following addresses:

If to SOLYNDRA:

Solyndra, Inc.

Attn. Sanat Dave

47700 Kato Road

Fremont, CA 94538

USA

If to SGE:

Schott Glas Export GmbH

Attn. Hermann Tietze

Erich-Schott-Strasse 14

D - 95666 Mitterteich

Germany

With copy to:

SCHOTT AG

Legal Department

Hattenbergstrasse 10

D - 55122 Mainz

Germany

(9)	For the avoidance of doubt, no agency, partnership or joint venture is established by this Agreement or intended by the Parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding upon signing by both Parties.

Fremont, this day of 9/9 2008 Solyndra, Inc.

/s/ Ben Bierman	/s/ W.G. Bill Stover, Jr.
[Signature]	[Signature]
Ben Bierman	W.G. “Bill” Stover Jr.
Vice President of Operations	Vice President, Chief Financial Officer
and Production Engineering

Mainz, this day of Sept. 9 2008
SCHOTT Glas Export GmbH

/s/ Thomas Gassner	/s/ Peter Scherer
[Signature]	[Signature]
Thomas Gassner	Peter Scherer
Vice President Production	General Manager, Tubing Sales Division

EXHIBITS

Exhibit 1 –     Products & Specifications

Exhibit 2 –     Solyndra’s Forecast

Exhibit 3 –     Price

Exhibit 4 –     Price adjustment

Exhibit 5 –     Quality Performance

EXHIBIT 1

PRODUCTS and SPECIFICATIONS

[***]

*** Two pages have been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1 (continued)

PRODUCTS and SPECIFICATIONS

[***]

*** Two pages have been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 2

Solyndra’s Forecast PRODUCTS Requirements

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 3

PRODUCTS PRICES

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 4

INDEX – PRICE ADJUSTMENT

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 5

QUALITY PERFORMANCE

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.